Exhibit 10.11h

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT, dated as of September 21, 2007, by EQUIPMENT, INC., a Texas corporation (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”), for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, EDGEN MURRAY CORPORATION, a Nevada corporation (the “Company”), EDGEN MURRAY CANADA, an Alberta corporation (“Edgen Canada”), EDGEN MURRAY EUROPE LIMITED, a limited company incorporated under the laws of England and Wales with registered number 01241058 (“Edgen UK,” together with the Company, Edgen Canada and any other entity that may become a party hereto as provided herein, the “Borrowers” and, each individually, a “Borrower”), the Lenders, the Administrative Agent and the Issuing Bank, have entered into a Credit Agreement, dated as of May 11, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Company, Edgen Murray II, L.P., a Delaware limited partnership, Edgen Murray LLC, a Delaware limited liability company, and certain other parties from time to time as “Grantors” thereunder (other than the Additional Grantor) have entered into the Pledge and Security Agreement, dated as of May 11, 2007 (as amended, supplemented or otherwise modified from time to time, the “US Security Agreement”) in favor of the Administrative Agent for the ratable benefit of the Agents, Lenders and Other Secured Parties;

WHEREAS, Section 5.14 of the Credit Agreement requires the Additional Grantor to become a party to the US Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the US Security Agreement.

NOW, THEREFORE, IT IS AGREED:

1.        US Security Agreement.    By executing and delivering this Assumption Agreement, the Additional Grantor hereby becomes a party to the US Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Agents, Lenders and Other Secured Parties, a security interest in the Collateral now owned or hereafter acquired by the Additional Grantor. The information set forth in Annex I-A hereto is hereby added to the information set forth in Exhibits A, B, C, D and E to the US Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article III of the US Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.        GOVERNING LAW.    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

EQUIPMENT, INC., a Texas corporation

By:	/s/ John R. Nicholas
John R. Nicholas, President

ANNEX 1-A TO ASSUMPTION AGREEMENT

Equipment, Inc.

Exhibit A

Notice Information

Exhibit B

Deposit Accounts

Exhibit C

Letter of Credit Rights

Exhibit D

List of Pledged Collateral, Securities and Other Investment Property

Exhibit E

Offices in Which Financing Statements Have Been Filed

[The annex to this agreement has been omitted. The registrant hereby agrees to furnish supplementally a copy of the omitted annex to this agreement to the Securities and Exchange Commission upon its request.]